SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)    January 23, 2004
                                                ________________________________



                                  Advanta Corp.
________________________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-14120               23-1462070
________________________________________________________________________________
(State or Other Jurisdiction      (Commission           (IRS Employer
     of Incorporation)            File Number)        Identification No.)


         Welsh & McKean Roads,                        19477
________________________________________________________________________________
P.O. Box 844, Spring House, Pennsylvania             (Zip Code)
(Address of Principal Executive Offices)


Registrant's telephone number, including area code   (215) 657-4000
                                                  ______________________________




________________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


     (c)   Exhibits.

     99.1 Press Release issued January 23, 2004 regarding financial results for the quarter and year ended December 31, 2003.


Item 12. Results of Operations and Financial Condition


The information in this Current Report on Form 8-K is to be considered "filed" under the Securities Exchange Act of 1934, as amended.

On January 23, 2004, Advanta Corp. (the "Company") issued a press release describing its results for the quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On January 23, 2004 at 9:00 a.m. Eastern time, Company management also will hold a conference call, publicly announced in its press release dated January 14, 2004. The call will be broadcast for the public simultaneously over the Internet through www.advanta.com or www.vcall.com. Replays of the call are available on the Vcall site for 30 days from the date of the call.

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ from those projected. Risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Advanta Corp.
                                              ___________________________
                                              (Registrant)


Date: January 23, 2004
                                              By:  /s/ Elizabeth H. Mai
                                                   ______________________
                                                   Elizabeth H. Mai
                                                   Senior Vice President,
                                                   Secretary and General Counsel

                                  EXHIBIT INDEX
                                  _____________


Exhibit           Description                                  Method of Filing
_______           ___________                                  ________________


  99.1            Press release issued January 23, 2004        Filed herewith
                  regarding financial results for
                  the quarter and year ended December 31, 2003